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                                                                    Exhibit 25.1

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

          New York                                           13-2774727
          (Jurisdiction of incorporation                     (I.R.S. Employer
          or organization if not a U.S.                      Identification No.)
          national bank)

          452 Fifth Avenue, New York, NY                     10018-2706
          (212) 525-5600                                     (Zip Code)
          (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                              MARQUEE HOLDINGS INC.
               (Exact name of obligor as specified in its charter)

          Delaware                                     77-0642885
          (State or other jurisdiction                 (I. R. S. Employer
          of incorporation or organization)            Identification No.)

          c/o AMC Entertainment, Inc
          920 Main
          Kansas City, Missouri                        64105
          (Address of principal executive offices)     (Zip Code)

                      12.0% Senior Discount Notes due 2014

                         (Title of Indenture Securities)

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                                     General

Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                       Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                       None

Item 3-15.       Not Applicable

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Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)               (1)    Copy of the Articles of Association of HSBC Bank
                            USA, National Association.

T1A(ii)              (1)    Certificate of the Comptroller of the Currency dated
                            July 1, 2004 as to the authority of HSBC Bank USA,
                            National Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)              (1)    Copy of the existing By-Laws of HSBC Bank USA,
                            National Association.

T1A(v)                      Not applicable.

T1A(vi)                     Consent of HSBC Bank USA, National Association
                     (2)    required by Section 321(b) of the Trust Indenture
                            Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                   Not applicable.

T1A(ix)                     Not applicable.


   (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
   (2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 8th day of February, 2005.


                                            HSBC BANK USA, NATIONAL
                                            ASSOCIATION


                                            By: /s/ Herawattee Alli
                                               ----------------------------
                                            Herawattee Alli
                                                   Assistant Vice President

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                                                               EXHIBIT T1A (vii)

                                                          Board of Governors of the Federal Reserve System
                                                          OMB Number: 7100-0036
                                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                                          Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2007

                                                          Please refer to page i,
                                                          Table of Contents, for                         1
                                                          the required disclosure
                                                          of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

                                                           (20040630)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2004        -----------
                                                          (RCRI  9999)

This report is required by law; 12 U.S.C. Section 324 (State            This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks); and      consolidated subsidiaries in U.S. territories and
12 U.S.C. Section 161 (National banks).                                 possessions, Edge or Agreement subsidiaries, foreign
                                                                        branches, consolidated foreign subsidiaries, or
                                                                        International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an          The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested to      accordance with Federal regulatory authority instructions.
by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.          We, the undersigned directors (trustees), attest to the
                                                                        correctness of this Report of Condition (including the
I,  Joseph R. Simpson, Controller                                       supporting schedules) and declare that it has been
   ------------------------------                                       examined by us and to the best of our knowledge and belief
    Name and Title of Officer Authorized to Sign Report                 has been prepared in conformance with the instructions
                                                                        issued by the appropriate Federal regulatory authority and is true and correct.
Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.
                                                                            /s/ Sal H. Alfieri
                                                                        ----------------------------------------------------------
                                                                        Director (Trustee)

   /s/ Joseph R. Simpson                                                    /s/ Bernard J. Kennedy
------------------------------------------------------------------      ----------------------------------------------------------
Signature of Officer Authorized to Sign Report                          Director (Trustee)

                11/9/04                                                     /s/ Martin Glynn
------------------------------------------------------------------      ----------------------------------------------------------
Date of Signature                                                       Director (Trustee)

  SUBMISSION OF REPORTS

  Each Bank must prepare its Reports of Condition and Income            For electronic filing assistance, contact EDS Call report
  either:                                                               Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                        telephone (800) 255-1571.

  (a)  in electronic form and then file the computer data file          To fulfill the signature and attestation requirement for
       directly with the banking agencies' collection agent,            the Reports of Condition and Income for this report date,
       Electronic Data System Corporation (EDS), by modem or            attach this signature page to the hard-copy f the
       computer diskette; or                                            completed report that the bank places in its files.

  (b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

  FDIC Certificate Number        5 7 8 9 0
                                -----------
                                (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM                                          HSBC Bank USA, NATIONAL ASSOCIATION
                                                                        ----------------------------------------------------------
    Primary Internet Web Address of Bank (Home Page), if any (TEXT      Legal Title of Bank (TEXT 9010)
    4087)
    (Example:  www.examplebank.com)                                     Wilmington
                                                                        ----------------------------------------------------------
                                                                        City (TEXT 9130)
                                                                        DE                                      19801
                                                                        -----------------------------------------------------------
                                                                        State Abbrev. (TEXT 9200)          ZIP Code(TEXT 9220)
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Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                          REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association                 of Buffalo
---------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business September 30, 2004

ASSETS

                                                                                                Thousands of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                                 $      3,454,959
 b.  Interest-bearing balances                                                                              2,076,244
   Held-to-maturity securities                                                                              3,741,506
   Available-for-sale securities                                                                           14,349,537
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                   1,150,000
b. Securities purchased under agreements to resell                                                          5,038,148
Loans and lease financing receivables:
   Loans and leases held for sale                                                                    $      1,320,163
   Loans and leases net of unearned income                                    $     65,438,311
   LESS: Allowance for loan and lease losses                                           339,332
   Loans and lease, net of unearned income, allowance, and reserve                                   $     65,098,979
   Trading assets                                                                                          15,031,627
   Premises and fixed assets                                                                                  602,577
Other real estate owned                                                                                        11,347
Investments in unconsolidated subsidiaries                                                                    270,750
Customers' liability to this bank on acceptances outstanding                                                   86,959
Intangible assets: Goodwill                                                                                 2,094,740
Intangible assets: Other intangible assets                                                                    378,843
Other assets                                                                                                3,748,120
Total assets                                                                                              118,454,499

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LIABILITIES

Deposits:
   In domestic offices                                                                                     52,730,085
   Non-interest-bearing                                                              7,637,394
   Interest-bearing                                                                 45,092,691
In foreign offices                                                                                         23,319,518
   Non-interest-bearing                                                                340,118
   Interest-bearing                                                                 22,979,400
Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                               267,105
 b. Securities sold under agreements to repurchase                                                          1,292,039
Trading Liabilities                                                                                        10,368,929
Other borrowed money                                                                                       15,443,222
Bank's liability on acceptances                                                                                86,959
Subordinated notes and debentures                                                                           2,542,854
Other liabilities                                                                                           3,260,926
Total liabilities                                                                                         109,311,637
Minority Interests in consolidated Subsidiaries                                                                   331
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                       0
Common Stock                                                                                                    2,000
Surplus                                                                                                     7,622,743
Retained earnings                                                                                           1,560,994
Accumulated other comprehensive income                                                                        -43,206
Other equity capital components                                                                                     0
Total equity capital                                                                                        9,142,531
Total liabilities, minority interests and equity capital                                                  118,454,499